HERITAGE INCOME TRUST
FORM N-CSR

Exhibit 10(b)(i)

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C § 1350, the undersigned officer of Heritage Income Trust (the “Trust”), hereby certifies, to the best of his knowledge, that the Trust’s report on Form N-CSR for the period ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: December 2, 2003

/s/ K.C. Clark K.C. Clark Executive Vice President and Principal Executive Officer

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to the Trust and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

HERITAGE INCOME TRUST
FORM N-CSR

Exhibit 10(b)(ii)

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C § 1350, the undersigned officer of Heritage Income Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSR for the period ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: December 2, 2003

/s/ Andrea N. Mullins Andrea N. Mullins Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to the Trust and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.